UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2014

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-09753	58-1563799
(State of incorporation or	(Commission File Number)	(IRS Employer
organization)		Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta, GA	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Other Events.

On March 25, 2014, management of Axiall Corporation (the “Company”) intends to present an overview of the Company’s business at the Goldman Sachs Chemical Intensity Days conference in Houston, Texas.  Copies of the slides to be presented at this conference are furnished as Exhibit 99.1 hereto and incorporated herein by reference. These materials may also be used by the Company at one or more subsequent conferences with analysts and investors after that date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Investor presentation slides, dated March 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

Date: March 25, 2014	By:	/s/ Timothy Mann, Jr.
Timothy Mann, Jr.
Executive Vice President, General Counsel and Secretary

EXHIBIT LIST

Number	Exhibit

99.1	Investor presentation slides, dated March 25, 2014